Exhibit 99.1

Board of Directors
Attention: Ash Rofail
Santeon, Inc.
11710 Plaza America Drive, Suite 2000
Reston, VA 20171

John Castiglione
PO Box 91498
San Diego, CA 92169

September 1, 2010

RE: Board Resignation

Ash,

This letter is to server as my formal board resignation from the Board of Directors of Santeon, Inc.

I will continue as an employee under the terms of my present employment agreement until such time other agreements and terms are determined and new agreements signed.

Sincerely,

/s/ John Castiglione
John Castiglione